UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

BLACKROCK, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
BLACKROCK, INC.
2022 Annual Meeting
Vote by May 24, 2022
11:59 PM ET
BLACKROCK, INC.
55 EAST 52ND STREET
NEW YORK, NEW YORK 10055
D75203-P65128
You invested in BLACKROCK, INC. and it’s time to vote!
This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 11, 2022. If you would like to request a copy of the material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Vote Virtually at the Meeting*
May 25, 2022 8:00 AM, ET
Virtually at: www.virtualshareholdermeeting.com/BLK2022
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting and the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or e-mail copy) and to vote on these important matters.
Board
Voting Items Recommends
1. Election of Directors
Nominees:
1a.Bader M. Alsaad    For
1b.Pamela Daley    For
1c.Laurence D. Fink    For
1d.Beth Ford    For
1e.William E. Ford    For
1f.Fabrizio Freda    For
1g.Murry S. Gerber    For
1h.Margaret “Peggy” L. Johnson    For
1i.Robert S. Kapito     For
1j.Cheryl D. Mills     For
1k.Gordon M. Nixon    For
1l.Kristin C. Peck    For
1m. Charles H. Robbins    For
1n.Marco Antonio Slim Domit    For
1o.Hans E. Vestberg    For
1p.Susan L. Wagner    For
1q.Mark Wilson    For
2. Approval, in a non-binding advisory vote, of the compensation for named executive officers. For
3. Ratification of the appointment of Deloitte LLP as BlackRock’s independent registered public accounting firm for the
fiscal year 2022.    For
4. Shareholder Proposal – Adopt stewardship policies designed to curtail corporate activities that externalize social and Against environmental costs.
NOTE: We may also act upon such other business as may properly come before the meeting or any adjournment thereof.
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D75204-P65128